UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2009

DAIS ANALYTIC CORPORATION
(Exact name of Registrant as specified in its charter)

New York	333-152940	14-760865
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11552 Prosperous Drive Odessa, Florida 33556
(Address of principal executive offices) (Zip code)

(727) 375-8484
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant

Effective April 23, 2009, Pender Newkirk & Company LLP (“Pender”) notified Dais Analytic Corporation (“Company”) that it declined to stand for re-election as the Company’s independent registered public accounting firm since “the Company no longer met Pender’s continuation criteria”.

Effective April 24, 2009, the board of directors of the Company recommended and approved the appointment of Cross, Fernandez and Riley, LLP, Bayshore Center, 2907 Bay to Bay Blvd, Suite 360, Tampa, FL 33629 (“CFR”) as our new independent certified public accounting firm for the fiscal year ending December 31, 2009.

During the Company's two most recent fiscal years ended December 31, 2008 and 2007, the audit reports of Pender did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: In the Company’s Annual Report on Form 10-K for the fiscal years ending December 31, 2008, the Audit Report regarding the Company’s audited financial statements for the fiscal year ending December 31, 2008 and 2007 contained an opinion regarding the significant doubt about the Company’s ability to continue as a going concern due to its lack of working capital  and no near term prospect to raise additional growth capital.

During the Company's two most recent fiscal years ended December 31, 2008 and 2007 and any subsequent interim period preceding such declination to stand for re-election and through the date of this Current Report, there were: (i) no disagreements between the Company and Pender on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Pender, would have caused Pender to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

We provided Pender with a copy of the foregoing disclosures and requested Pender to furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of Pender’s letter, dated April 27, 2009, is attached as Exhibit 16.1 to this Form 8-K.

During the Company’s two most recent fiscal years, and any subsequent interim period prior to engaging Cross, Fernandez and Riley, LLP neither the Company nor anyone on behalf of the Company has consulted with Cross, Fernandez and Riley, LLP  regarding either:

1.
The application of accounting principles to specified transactions, either completed or proposed or the type of audit opinion that might be rendered on the Company’s financial statements, and neither was a written report provided to the Company nor was oral advice provided that Cross, Fernandez and Riley, LLP concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or

2.	Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

16.1	Letter, dated April 27, 2009, from Pender Newkirk & Company LLP to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAIS ANALYTIC CORPORATION

Dated: April 28, 2009	By:	/s/ Timothy Tangredi
Name: Timothy Tangredi
Title: President